UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
January 17, 2006
(Date of Earliest Event Reported: December 31, 2005)
EL PASO CGP COMPANY L.L.C.
(Formerly El Paso CGP Company)
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7176 (Commission File Number)	74-1734212 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This amendment includes the pro forma financial statement information related to the distribution of subsidiaries and assets described under Item 2.01 below that was unavailable at the time of the original filing of our Current Report on Form 8-K dated January 6, 2006.
Item 1.01 Entry into a Material Definitive Agreement
      On December 31, 2005, concurrently with the distribution of assets described below in Item 2.01 of this Current Report on Form 8-K/A, we entered into a supplemental indenture to each of the four indentures governing our outstanding long-term indebtedness (collectively, the “Indentures”). Pursuant to the supplemental indentures, El Paso Corporation (“El Paso”), our parent company, assumed and succeeded to all of our rights, powers and obligations, and was substituted for us in all respects, under each Indenture, such that El Paso is now the sole obligor in respect of all of our outstanding long-term debt. The supplemental indentures, which are attached as Exhibits 10.A, 10.B, 10.C and 10.D, respectively, to this Current Report on Form 8-K/A, are listed below and are incorporated into this Item 1.01 by reference:

•	Second Supplemental Indenture to the Indenture dated as of October 1, 1990, by and among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association (as successor-in-interest to The Bank of New York, a New York banking corporation), as trustee;

•	Third Supplemental Indenture to the Indenture dated as of May 15, 1992, by and among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association (as successor-in-interest to The Bank of New York, a New York banking corporation, and Bank of Montreal Trust Company, a New York trust company), as trustee (as amended and supplemented to date);

•	Fourth Supplemental Indenture to the Indenture dated as of September 15, 1992, by and among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association (as successor-in-interest to The Bank of New York, a New York banking corporation, and NationsBank of Texas, National Association, a national banking association), as trustee (as amended and supplemented to date); and

•	Thirteenth Supplemental Indenture to the Indenture dated as of February 24, 1997, by and among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association (as successor-in-interest to The Bank of New York, a New York banking corporation, and Harris Trust and Savings Bank, a banking corporation organized under the laws of the State of Illinois), as trustee (as amended and supplemented to date).
Item 2.01 Completion of Acquisition or Disposition of Assets
      In December 2005, we completed a series of transactions including the following; (i) we converted El Paso CGP Company into a limited liability company and renamed it El Paso CGP Company L.L.C.; (ii) El Paso assumed approximately $2 billion of our outstanding indebtedness in exchange for a reduction of our affiliated note receivable from El Paso under its cash management program; and (iii) we distributed substantially all of our pipeline and natural gas and oil production subsidiaries and assets to El Paso. Concurrently with this distribution (and pursuant to and in accordance with the provisions of the Indentures), El Paso assumed, and became the sole obligor in respect of, substantially all of our remaining indebtedness, as more fully described above in Item 1.01 of this Current Report on Form 8-K/A. The distributed assets and assumed liabilities together constituted substantially all of our operating assets and liabilities, excluding certain investments and assets that are pending sale to third parties. In addition, El Paso contributed $312 million to us to provide us the ability to fund our financing cash needs. Upon completion of pending asset sales to third parties, we will have no ongoing operations other than the eventual settlement of residual assets and liabilities.

Item 9.01 Financial Statements and Exhibits
     (b) Pro Forma Financial Information
      The attached unaudited pro forma financial statements present the effects on our historical financial information of (i) converting El Paso CGP Company into a limited liability company; (ii) El Paso’s assumption of approximately $2 billion of our outstanding indebtedness in exchange for a reduction of our affiliated note receivable from El Paso under its cash management program; (iii) the distribution of substantially all of our pipeline and natural gas and oil production subsidiaries and assets to El Paso and concurrent transfer of our remaining outstanding debt obligations to El Paso; and (iv) the contribution of $312 million from El Paso. These pro forma financial statements also present the effects of certain asset sales previously disclosed in a Current Report on Form 8-K filed on December 2, 2005, including our interest in midstream assets in south Louisiana, our interest in the Javelina facility and our interests in six unconsolidated power plants in Asia. The periods on which these pro forma financial statements have been prepared are as of and for the nine months ended September 30, 2005, and for the year ended December 31, 2004. The balance sheet has been prepared assuming these transactions occurred at the balance sheet date and the income statements have been prepared assuming these transactions occurred at the beginning of the earliest period covered by an income statement (January 1, 2004). These unaudited pro forma financial statements should be read in conjunction with our historical consolidated financial statements included in our Current Report on Form 8-K dated November 4, 2005 (which presented revised audited historical financial statements to reflect our south Louisiana gathering assets as discontinued operations, thereby updating the original historical financial statements as reported in our Annual Report on Form 10-K, as amended) and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2005. These pro forma statements should not be construed to be indicative of future results or results that would have been achieved had the transactions occurred at the dates presented. These pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not reflected or assumed any cost savings or synergies that might have occurred related to these transactions.

El Paso CGP Company L.L.C.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2005
(In millions)

		Pro Forma Adjustments

	El Paso CGP	Asset		CGP Restructuring
	Historical	Sales		Transaction		As Adjusted

ASSETS
Current assets
Cash and cash equivalents	$61	$739	(a)	$(27	)(j)	$34
		(736	)(b)	312	(k)
		(3	)(c)	(312	)(k)
Accounts and notes receivable, net	544	(2	)(c)	1,704	(j)	979
		736	(b)	312	(k)
				(2,315	)(l)
Assets held for sale and from discontinued operations	197	(191	)(c)	—		6
Other	176	—		(159	)(j)	17

Total current assets	978	543		(485)		1,036
Property, plant and equipment, net	6,681	(1	)(c)	(6,590	)(j)	90
Other assets Investments in unconsolidated affiliates	638	(76	)(c)	(345	)(j)	217
Other	945	(45	)(c)	(506	)(j)	381
				(13	)(l)

Total assets	$9,242	$421		$(7,939)		$1,724

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable	$368	$—		$(195	)(j)	$173
Short-term financing obligations, including current maturities	342	—		(315	)(l)	—
				(27	)(j)
Liabilities from discontinued operations	118	(118	)(c)	—		—
Other	590	1	(c)	(510	)(j)	177
		206	(d)	(44	)(l)
		(66	)(e)

Total current liabilities	1,418	23		(1,091)		350
Long-term debt	3,583	—		(1,314	)(j)	300
				(1,969	)(l)
Other liabilities
Deferred income taxes	635	66	(e)	(694	)(j)	7
Other	314	—		(252	)(j)	62
Commitments and contingencies
Securities of subsidiaries	153	—		56	(j)	209
Stockholder’s/member’s equity
Common stock	—	—		—		—
Additional paid-in capital	3,181	—		(3,181	)(m)	—
Retained earnings	8	331	(f)	(339	)(m)	—
Member’s equity	—	—		3,181	(m)	746
				339	(m)
				(3,086	)(j)
				312	(k)
Accumulated other comprehensive loss	(50)	1	(c)	99	(j)	50

Total stockholder’s/member’s equity	3,139	332		(2,675)		796

Total liabilities and stockholder’s/member’s equity	$9,242	$421		$(7,939)		$1,724

El Paso CGP Company L.L.C.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For The Nine Months Ended September 30, 2005
(In millions)

		Pro Forma Adjustments

	El Paso CGP	Asset		CGP Restructuring		Other
	Historical	Sales		Transaction		Adjustments		As Adjusted

Operating revenues	$1,332	$—		$(1,178	)(j)	$—		$154

Operating expenses
Cost of products and services	186	—		(96	)(j)	—		90
Operation and maintenance	406	(3	)(g)	(340	)(j)	—		63
Depreciation, depletion and amortization	351	—		(340	)(j)			11
Loss on long-lived assets	64	—		2	(j)			66
Taxes, other than income taxes	56	—		(55	)(j)			1

	1,063	(3)		(829)		—		231

Operating income (loss)	269	3		(349)		—		(77)
Losses from unconsolidated affiliates	(211)	66	(g)	(62	)(j)	—		(214)
		(7	)(g)
Other income, net	27	(1	)(g)	(4	)(j)	—		22
Interest and debt expense	(222)			75	(j)	128	(n)	(19)
Affiliated interest income (expense)	10			53	(j)	(65	)(o)	(2)

Loss before income taxes	(127)	61		(287)		63		(290)
Income taxes	(21)	55	(h)	(96	)(j)	22	(p)	(43)
		(3	)(i)

Loss from continuing operations	$(106)	$9		$(191)		$41		$(247)

El Paso CGP Company L.L.C.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For The Year Ended December 31, 2004
(In millions)

		Pro Forma Adjustments

	El Paso CGP	Asset		CGP Restructuring		Other
	Historical	Sales		Transaction		Adjustments		As Adjusted

Operating revenues	$1,889	$—		$(1,564	)(j)	$—		$325

Operating expenses
Cost of products and services	321	—		(106	)(j)	—		215
Operation and maintenance	505	(6	)(g)	(429	)(j)	—		70
Depreciation, depletion and amortization	463	—		(440	)(j)	—		23
Loss on long-lived assets	106	—		(6	)(j)	—		100
Taxes, other than income taxes	59	—		(54	)(j)	—		5

	1,454	(6)		(1,035)		—		413

Operating income (loss)	435	6		(529)		—		(88)
Losses from unconsolidated affiliates	(193)	108	(g)	(57	)(j)	—		(157)
		(15	)(g)
Other income, net	32	(2	)(g)	29	(j)	—		59
Interest and debt expense	(341)	—		91	(j)	192	(n)	(58)
Affiliated interest income	—	—		72	(j)	(56	)(o)	16

Loss before income taxes	(67)	97		(394)		136		(228)
Income taxes	(5)	(5	)(h)	(160	)(j)	48	(p)	(122)

Loss from continuing operations	$(62)	$102		$(234)		$88		$(106)

El Paso CGP Company L.L.C.
Notes to the Unaudited Pro Forma Condensed
Consolidated Financial Statements
EL PASO CGP HISTORICAL
      These amounts represent our condensed historical consolidated balance sheet and income statement information. Amounts as of and for the nine months ended September 30, 2005 were derived from our Quarterly Report on Form 10-Q for the period ended September 30, 2005. Amounts for the year ended December 31, 2004 were derived from our Current Report on Form 8-K, dated November 4, 2005. That 8-K presented revised audited historical financial statements to reflect our south Louisiana gathering assets as discontinued operations, thereby updating the original historical financial statements reported in our Annual Report on Form 10-K, as amended.
PRO FORMA ADJUSTMENTS

Asset Sales
      These amounts represent the elimination of historical results and balances related to the sales or planned sales of our interests in the south Louisiana gathering and processing assets, our Javelina midstream investment and our unconsolidated interests in Asian power plants consisting of the Habibullah, Saba, Khulna, Nanjing, Suzhou and Wuxi power plants, which were accounted for as equity investments as of and for the periods presented. It should be noted that the impact of the sale of south Louisiana is only reflected in the pro forma balance sheet since historical income statement amounts for these operations are presented as discontinued operations in our historical financial statements. Entries are as follows:
      (a) To record proceeds from the sales of our south Louisiana assets, Javelina investment and Asian power assets.
      (b) To reflect the advance of the net proceeds from the sales of these assets to El Paso under its cash management program.
      (c) To eliminate the assets and liabilities of the assets sold.
      (d) To record income taxes on the gains from the sales.
      (e) To reflect the reclassification of historical deferred income taxes on the assets sold to current income tax liabilities.
      (f) To record gains on the asset sales. These gains are net of income taxes using an effective tax rate of 39 percent on the combined sales of the south Louisiana and Javelina assets, and 36 percent on our Asian power assets.
      (g) To reflect the pro forma effects of the sales of our interests in the Javelina and Asian power assets on our condensed consolidated income statements.
      (h) To eliminate U.S. income taxes recorded on our Asian power assets in 2004 and the first nine months of 2005. Amounts also reflect the elimination of local income and withholding taxes.
      (i) To reflect income taxes related to the Javelina income statement adjustments. Income taxes were computed using an effective tax rate of approximately 36 percent.

CGP Restructuring Transaction
      This column represents the pro forma impacts of (i) converting El Paso CGP Company into a limited liability company; (ii) El Paso’s assumption of approximately $2 billion of our outstanding indebtedness in exchange for a reduction of our affiliated note receivable from El Paso under its cash management program; (iii) the distribution of substantially all of our pipeline and natural gas and oil production subsidiaries and assets to El Paso and concurrent transfer of our remaining outstanding debt obligations to El Paso; and (iv) the contribution of $312 million from El Paso. Entries are as follows:
      (j) To eliminate the assets, liabilities and results of operations of the subsidiaries and assets distributed to El Paso. Note that under El Paso’s cash management program, affiliated notes receivables and payables are netted into either an affiliated note receivable or payable based on our overall position. The pro forma adjustment to our accounts and notes receivable, net balance includes the distribution of the affiliated notes payables under the cash management program for the subsidiaries distributed to El Paso. Following the distribution, substantially all of our accounts and notes receivable, net balance consists of our affiliated receivable under the cash management program.
      (k) To record a contribution to us by El Paso and the subsequent advance of those proceeds to El Paso under its cash management program.
      (l) To eliminate the current and non-current debt balances, including the unamortized debt issue cost and accrued interest, assumed by El Paso in exchange for a reduction of our affiliated receivable from El Paso under its cash management program.
      (m) To convert our stockholder’s equity accounts to member’s interest upon our conversion to a limited liability company.

Other Adjustments
      (n) To record the pro forma effects of the interest expense related to the debt transferred to El Paso.
      (o) To record the pro forma effects on affiliated interest expense of the reduction of our cash management receivables as a result of El Paso’s assumption of our outstanding long-term debt. The rate used to calculate this interest was based on the weighted average interest rate on our cash management program of 3.80 percent for the nine months ended September 30, 2005 and 2.44 percent for the year ended December 31, 2004.
      (p) To reflect income taxes related to the pro forma income statement adjustments using the statutory tax rate of approximately 35 percent.

      (d) Exhibits

Exhibit
Number	Description

10.A	Second Supplemental Indenture dated as of December 31, 2005, among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of October 1, 1990.
10.B	Third Supplemental Indenture dated as of December 31, 2005, among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of May 15, 1992.
10.C	Fourth Supplemental Indenture dated as of December 31, 2005, among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of September 15, 1992.
10.D	Thirteenth Supplemental Indenture dated as of December 31, 2005, among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A, a national banking association, as trustee, to indenture dated as of February 24, 1997.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CGP COMPANY L.L.C.

By:	/s/ John R. Sult

John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)
Dated: January 17, 2006

EXHIBIT INDEX

Exhibit
Number		Description

10	.A	Second Supplemental Indenture dated as of December 31, 2005, among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of October 1, 1990.
10	.B	Third Supplemental Indenture dated as of December 31, 2005, among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of May 15, 1992.
10	.C	Fourth Supplemental Indenture dated as of December 31, 2005, among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of September 15, 1992.
10	.D	Thirteenth Supplemental Indenture dated as of December 31, 2005, among El Paso CGP Company, L.L.C., El Paso Corporation and The Bank of New York Trust Company, N.A, a national banking association, as trustee, to indenture dated as of February 24, 1997.